Exhibit 10.05

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (the “MOU”) is made and entered into by and between the parties detailed in the final section of this MOU. Either party may be hereinafter referred to individually as the “Party” and jointly as the “Parties”.

1.	The Parties recognize that they have different positions with regard to several matters derived from their contract relationships and that the execution of this MOU shall in no way imply the waiver and limitation of the rights that each Party considers to hold in connection with any matter or issue not regulated by this MOU, nor the acceptance or recognition of the position of the other Party in that connection.

2.	The purpose of this MOU is for the Parties to make a declaration of intent and to undertake to sign the documents necessary to implement the agreements contained herein and from which the essential elements of this MOU derive. Accordingly, it is understood that this MOU is binding on the Parties.

3.	In this regard, the Parties acknowledge and agree as follows:

3.1	The Parties undertake, through their participation in the Shareholders’ Meeting of GSP or in a potential Creditors’ Meeting, to ensure that GSP will not execute with the Peruvian State any agreement that establishes that the total payment of the amounts resulting from the application of Section 20 of the Concession Agreement or any other legal provision must be less than 72.25% of the Net Book Value defined in the report prepared by the auditing firm Deloitte, represented in Peru by Gris y Asociados, S. Civil de R.L.

3.2	The credit rights held by the Odebrecht Group against GSP arising from the payments made to the Bridge Lenders and CHUBB as from January 24, 2017 shall have the same order of priority as the credit rights held by the Enagás Group and the Graña y Montero Group for the same reasons. Consequently, the above-mentioned credit rights held by the Odebrecht Group shall not be subject to subordination or assignment in favor of the Enagás and Graña y Montero Groups.

3.3	The Parties undertake to vote, in the Shareholders’ Meeting in which the appointment of the new General Manager will be discussed, for an independent legal entity that is unanimously accepted by the Parties and that is one of the “big four” companies or an investment bank or a renowned company with experience in the management of companies undergoing liquidation. The powers of the new General Manager shall be unanimously approved by the Parties, with the participation of the new General Manager.

With regard to GSP’s system of powers, it is agreed to maintain the current system of powers until it is modified by unanimous decision of the Parties.

3.4	The Parties state that they desire that the concession assets that have been subject to valuation and approved by GSP and Consorcio Supervisor del Sur (“CSS”) be immediately delivered in possession to the Ministry of Energy and Mines for custody and conservation purposes. If any of such properties is in the possession of a third party, the pertinent instruction shall be issued, so that such assets are delivered in possession directly to the Ministry of Energy and Mines.

For the above purpose, simultaneously with the execution of this MOU, a Shareholders’ Meeting shall be held with the attendance of 100% of the shareholders in order to approve such delivery, signing the certificate attached hereto as Exhibit 1 to this MOU for its submission to the Ministry of Energy and Mines. Furthermore, in such Shareholders’ Meeting, a representative of each Party shall be appointed so that they can carry out any and all acts necessary to complete the delivery of the concession assets to the Ministry of Energy and Mines.

In the same Shareholders’ Meeting, the 2016 Financial Statements shall also be approved.

3.5	This MOU shall be governed by the laws of the Republic of Peru.

3.6	None of the legal effects, whether direct or indirect, derived from this MOU shall take place until satisfaction of the following two conditions precedent: (i) the Ministry of Energy and Mines shall sign the certificate of delivery of the concession assets in accordance with Exhibit 1 to this MOU or any other certificate acceptable to the Parties; and (ii) this MOU shall be signed by the three shareholders of GSP.

3.7	Any dispute, claim, conflict of interest, legal uncertainty or payment request that may arise in connection with the execution, interpretation and/or performance of this MOU shall be submitted to the knowledge and decision of three (3) arbitrators. Two (2) of them shall be appointed by the Parties in conflict (one by each Party). The third arbitrator shall be appointed by the two (2) arbitrators chosen by the Parties, and shall preside the arbitration tribunal (the “Arbitration Tribunal”).

The arbitration proceeding shall be governed by the following provisions:

i.	Subject to the provisions of the following paragraph, the Party sending a notice requesting that the dispute be submitted to arbitration shall include the appointment of its arbitrator in such notice. The other Party shall, within a term of ten (10) calendar days following receipt of each notice, appoint its arbitrator and notify the other Party of such appointment. If the respective arbitrator is not appointed, the Party initiating the arbitration shall have the right to request the Arbitration Center of the American Chamber of Commerce of Peru to appoint the second arbitrator.

If there are more than two (2) Parties in conflict, the three (3) arbitrators shall be appointed by the American Chamber of Commerce of Peru.

ii.	Arbitration shall be de jure and shall be conducted in the city of Lima and in Spanish.

iii.	The arbitration award rendered by the Arbitration Tribunal shall be final and binding. Consequently, the Parties expressly waive their right to file an appeal. The award issued by the Arbitral Tribunal may only be rendered null in those cases contemplated in the Governing Law. In that event, the judges and courts in and for the city of Lima shall be competent.

iv.	The expenses derived from arbitration shall be paid by the Parties as established by the Arbitration Tribunal. All matters related to this arbitration agreement and/or arbitration that are not regulated by this clause shall be governed by Legislative Decree 1071.

v.	The Parties agree that the current lack of determination of the eventual and unlikely dispute that would be submitted to arbitration may not be invoked by either of the Parties to assert that this clause is not an arbitration agreement.

vi.	In those cases where the supplementary intervention of the Judiciary is required, the Parties expressly submit to the jurisdiction of the judges in and for the Judicial District of Lima and waive the jurisdiction of their domiciles, if different.

[SIGNATURE PAGE OF THE MEMORANDUM OF UNDERSTANDING]

In witness whereof, this MOU has been executed in six (6) counterparts.

Lima, September 26, 2017

On behalf of Graña y Montero S.A.A.

- /s/ Mónica María Miloslavich Hart / Fingerprint

- /s/ Luis Francisco Díaz Olivero / Fingerprint

On behalf of Negocios de Gas S.A.

- /s/ Mónica María Miloslavich Hart / Fingerprint

- /s/ Luis Francisco Díaz Olivero / Fingerprint

On behalf of Enagás S.A.

- /s/ Pedro Martín-Ondarza González / Fingerprint

- /s/ José Antonio de las Heras Alonso / Fingerprint

On behalf of Odebrecht S.A.

- /s/ Mauricio Cruz Lopes / Fingerprint

- /s/ Oscar Eduardo Salazar Chiappe / Fingerprint

On behalf of Inversiones en Infraestructura de Transporte por Ductos S.A.C.

- /s/ Mauricio Cruz Lopes / Fingerprint

- /s/ Oscar Eduardo Salazar Chiappe / Fingerprint

NOTARIZATION ON THE REVERSE SIDE HEREOF

WILLIAM LEONCIO CAJAS BUSTAMANTE NOTARY’S OFFICE

WILLIAM LEONCIO CAJAS BUSTAMANTE

ATTORNEY-AT-LAW AND NOTARY’S OFFICE IN AND FOR LIMA

Malecón Ferreyros 320 – Ancón – Lima

Next to the Municipality of Ancón

Telephone: 552-0020 / Telephone and fax: 552-0252

I HEREBY CERTIFY: That the signatures appearing on the face hereof, and the identities of the signatories, are the true, proper and respective handwriting, and identities, of the following persons: MÓNICA MARÍA MILOSLAVICH HART, holder of National Identity Card (DNI) 10545024, acting on behalf of GRAÑA Y MONTERO S.A.A. and NEGOCIOS DE GAS S.A.; LUIS FRANCISCO DÍAZ OLIVERO, holder of National Identity Card (DNI) 07872756, acting on behalf of GRAÑA Y MONTERO S.A.A. and NEGOCIOS DE GAS S.A.; PEDRO MARTÍN-ONDARZA GONZÁLEZ, holder of Foreign Resident Card (CE) 001232975, a Spanish citizen, acting on behalf of ENAGÁS S.A.; JOSÉ ANTONIO DE LAS HERAS ALONSO, holder of Foreign Resident Card (CE) 001511558, a Spanish citizen, acting on behalf of ENAGÁS INTERNACIONAL SLU; MAURICIO CRUZ LOPES, holder of Foreign Resident Card (CE) 00155121, a Brazilian citizen, acting on behalf of ODEBRECHT S.A. and INVERSIONES EN INFRAESTRUCTURA DE TRANSPORTE POR DUCTOS S.A.C.; OSCAR EDUARDO SALAZAR CHIAPPE, holder of National Identity Card (DNI) 10866908, acting on behalf of ODEBRECHT S.A. and INVERSIONES EN INFRAESTRUCTURA DE TRANSPORTE POR DUCTOS S.A.C. This certification has been made by performing the biometric verification on the intervening parties against the database of the National Registry of Identification and Vital Statistics (RENIEC) and accessing the database of the Peruvian Immigration Superintendence; to which I attest.

Lima, September 26, 2017

/s/ William Leoncio Cajas Bustamante

Attorney-at-Law and Notary Public in and for Lima

Exhibit 1: Draft Certificate of Delivery of Concession Assets

AGREEMENT FOR THE DELIVERY IN POSSESSION OF THE CONCESSION ASSETS

This Agreement for the Delivery in Possession of the Concession Assets (hereinafter, the “Agreement”) is made and entered into by and between:

a)	The Ministry of Energy and Mines (“MEM”), domiciled at Av. Las Artes Sur No. 260, District of San Borja, Province and Department of Lima, acting by and through the undersigned officer, pursuant to the resolution stated under his signature; and

b)	Gasoducto Sur Peruano S.A. (“GSP”), identified by Taxpayer ID Number (RUC) 20563236354, with registered office at Av. Víctor Andrés Belaunde No. 280, Oficina No. 601, District of San Isidro, Province and Department of Lima, acting by and through the undersigned representatives.

For the purposes hereof, the MEM and GSP may be hereinafter, either individually or jointly, as applicable, referred to as the “Parties” or the “Party”.

The terms and conditions agreed upon by the Parties herein are as follows:

Section One: Recitals

a)	On July 23, 2014, the MEM (as Grantor) and GSP (as Concessionaire) executed the Concession Agreement (hereinafter, the “Concession Agreement”) of the project named “Improvements to the Country’s Energy Security and Development of the Sur Peruano Gas Pipeline” (hereinafter, the “Project”).

b)	On January 24, 2017, by Official Letter No. 145-2017-MEM-DGH, the MEM, under the provisions of subsection 6.7 of the Concession Agreement, declared the early termination of the Concession.

c)	On January 31, 2017, Emergency Decree No. 001-2017 (hereinafter, the “Decree”) was approved.

Section Two: Purpose

1)	The Parties recognize that they have different positions with regard to the regime applicable to the early termination of the Concession.

2)	The execution of this Agreement shall in no way imply the waiver and limitation of the rights that each Party considers to hold, nor the acceptance or recognition of the position of the other Party, in connection with the regime applicable to the early termination of the Concession. In this regard, any reference herein to the Decree does not imply that GSP accepts that the early termination of the Concession is regulated by such regulatory instrument or other legal provisions.

3)	No provision hereof may be construed as an amendment to the clauses of the Concession Agreement.

4)	Without prejudice to the provisions of the preceding items, the Parties agree upon the operating mechanism to be followed for the delivery in possession of the assets referred to in the Decree under the following terms:

i.	GSP shall deliver the possession of the assets to the MEM.

ii.	The MEM shall receive the assets, in possession, for custody and conservation purposes, through Estudios Técnicos S.A.S. (the “Administrator”), which is the administration company engaged by OSINERGMIN in application of the provisions of the Decree, within the framework of the private investment promotion process in charge of PROINVERSION.

iii.	Within a term not to exceed seven (7) calendar days after execution of this document, GSP and the Administrator shall agree on a detailed schedule for the delivery of the assets. The delivery may not occur later than forty-five (45) calendar days.

iv.	As part of this process, upon execution of this document, GSP shall deliver to the MEM the engineering studies prepared for the development of the project.

v.	GPS authorizes the MEM to use the engineering studies prepared for the development of the project, referred to in the foregoing paragraph, and any other information that may be furnished to it, free of charge, for the purposes stated in point ii of this subsection 4).

vi.	As from the receipt of the assets, the MEM, through the Administrator, shall assume the respective possession, custody, ordinary maintenance and hiring of insurance, and shall bear the costs derived therefrom in its capacity as the possessor of such assets.

In witness whereof, this Agreement has been executed in two (2) identical counterparts this [*] day of [*], 2017.

(several illegible signatures)

REGISTRO NACIONAL DE IDENTIFICACIÓN Y ESTADO CIVIL – RENIEC

(NATIONAL REGISTRY OF IDENTIFICATION AND VITAL STATISTICS – RENIEC)

(Barcode)

Serial number 0034127518

WILLIAM LEONCIO CAJAS BUSTAMANTE NOTARY’S OFFICE

BIOMETRIC IDENTIFICATION AND AUTHENTICATION SERVICE

(PHOTOGRAPH)	PERSONAL DETAILS
	Id Card (DNI)	10545024
	First Last Name	MILOSLAVICH
	Second Last Name	HART
	Names	MÓNICA MARÍA

FINGERPRINT CORRESPONDS TO DNI

The first fingerprint captured corresponds to the ID Card (DNI) under consultation. The second fingerprint captured corresponds to the ID Card (DNI) under consultation.

/s/ Mónica María Miloslavich Hart

ID Card (DNI) 10545024 / Fingerprint

CONSULTED INFORMATION	CONSULTATION VERIFICATION

Operator: 09430050 – William Leoncio Cajas Bustamante	The information can be verified on line at: https://serviciosbiometricos.reniec.gob.pe/identification.do

Transaction Date: Sept. 26, 2017 08:40:56	Consultation Number: 0034127518

Entity: 10094300504 – CAJAS BUSTAMANTE WILLIAM LEONCIO

REGISTRO NACIONAL DE IDENTIFICACIÓN Y ESTADO CIVIL – RENIEC

(NATIONAL REGISTRY OF IDENTIFICATION AND VITAL STATISTICS – RENIEC)

(Barcode)

Serial number 0034127961

WILLIAM LEONCIO CAJAS BUSTAMANTE NOTARY’S OFFICE

BIOMETRIC IDENTIFICATION AND AUTHENTICATION SERVICE

(PHOTOGRAPH)	PERSONAL DETAILS
	Id Card (DNI)	07872756
	First Last Name	DIAZ
	Second Last Name	OLIVERO
	Names	LUIS FRANCISCO

FINGERPRINT CORRESPONDS TO DNI

The first fingerprint captured corresponds to the ID Card (DNI) under consultation. The second fingerprint captured corresponds to the ID Card (DNI) under consultation.

/s/ Luis Francisco Díaz Olivero

ID Card (DNI) 07872756 / Fingerprint

CONSULTED INFORMATION	CONSULTATION VERIFICATION

Operator: 09430050 – William Leoncio Cajas Bustamante	The information can be verified on line at: https://serviciosbiometricos.reniec.gob.pe/identification.do

Transaction Date: Sept. 26, 2017 09:00:49	Consultation Number: 0034127961

Entity: 10094300504 – CAJAS BUSTAMANTE WILLIAM LEONCIO

SUPERINTENDENCIA NACIONAL DE MIGRACIONES DEL PERÚ

(PERUVIAN IMMIGRATION SUPERINTENDENCY)

Av. España No. 734 – Breña – Lima

Telephone Exchange: 2001000 / Fax: 2001001

ONLINE CONSULTATIONS Foreign Resident Card	Applicant’s Details

Enter the requested data in the screen to check your Foreign Resident Card Data, Payment of the Annual Foreigner’s Tax (TAE, for its acronym in Spanish) and Extension of Residence Time.

SEARCH RESULTS

MARTÍN-ONDARZA GONZALEZ,

PEDRO-ANTONIO

NATIONALITY

SPANISH

DATE OF BIRTH

JANUARY 29, 1978

Type of document: FOREIGN RESIDENT CARD (CE) Number: 001232975 Date of Birth: JANUARY 29, 1978 Verification code: N77DK Enter characters: — VERIFY CLEAN

EXTENSION OF RESIDENCE TIME YOUR RESIDENCE IS IN FORCE FOREIGNER’S TAX (TAE) TAE IN FORCE	(illegible signature) / Fingerprint

NOTE

If your Foreign Resident Card begins with “N”, you need to come to our offices so that we can provide you with further information.

SUPERINTENDENCIA NACIONAL DE MIGRACIONES DEL PERÚ

(PERUVIAN IMMIGRATION SUPERINTENDENCY)

Av. España No. 734 – Breña – Lima

Telephone Exchange: 2001000 / Virtual Fax: 2001001

ONLINE CONSULTATIONS Foreign Resident Card	Applicant’s Details

Enter the requested data in the screen to check your Foreign Resident Card Data, Payment of the Annual Foreigner’s Tax (TAE, for its acronym in Spanish) and Extension of Residence Time.

SEARCH RESULTS

DE LAS HERAS ALONSO, JOSÉ

ANTONIO

NATIONALITY

SPANISH

DATE OF BIRTH

NOVEMBER 8, 1969

EXTENSION OF RESIDENCE TIME

YOUR RESIDENCE IS

IN FORCE

FOREIGNER’S TAX (TAE)

TAE IN FORCE

Type of document: FOREIGN RESIDENT CARD (CE) Number: 001511558 Date of Birth: NOVEMBER 8, 1969 Verification code: YQZ4N Enter characters: — VERIFY CLEAN (illegible signature) / Fingerprint

NOTE

If your Foreign Resident Card begins with “N”, you need to come to our offices so that we can provide you with further information.

SUPERINTENDENCIA NACIONAL DE MIGRACIONES DEL PERÚ

(PERUVIAN IMMIGRATION SUPERINTENDENCY)

Av. España No. 734 – Breña – Lima

Telephone Exchange: 2001000 / Virtual Fax: 2001001

ONLINE CONSULTATIONS Foreign Resident Card	Applicant’s Details

Enter the requested data in the screen to check your Foreign Resident Card Data, Payment of the Annual Foreigner’s Tax (TAE, for its acronym in Spanish) and Extension of Residence Time.

SEARCH RESULTS

CRUZ LOPES, MAURICIO

NATIONALITY

BRAZILIAN

DATE OF BIRTH

JULY 8, 1974

AGREEMENT-BASED RESIDENCE

YOUR RESIDENCE IS

IN FORCE

FOREIGNER’S TAX (TAE)

TAE IN FORCE

Type of document: FOREIGN RESIDENT CARD (CE) Number: 000155121 Date of Birth: JULY 8, 1974 Verification code: 4J43N Enter characters: — VERIFY CLEAN (illegible signature) / Fingerprint

NOTE

If your Foreign Resident Card begins with “N”, you need to come to our offices so that we can provide you with further information.

REGISTRO NACIONAL DE IDENTIFICACIÓN Y ESTADO CIVIL – RENIEC

(NATIONAL REGISTRY OF IDENTIFICATION AND VITAL STATISTICS – RENIEC)

(Barcode)

Serial number 0034128166

WILLIAM LEONCIO CAJAS BUSTAMANTE NOTARY’S OFFICE

BIOMETRIC IDENTIFICATION AND AUTHENTICATION SERVICE

(PHOTOGRAPH)	PERSONAL DETAILS
	Id Card (DNI)	10866908
	First Last Name	SALAZAR
	Second Last Name	CHIAPPE
	Names	OSCAR EDUARDO

FINGERPRINT CORRESPONDS TO DNI

The first fingerprint captured corresponds to the ID Card (DNI) under consultation. The second fingerprint captured corresponds to the ID Card (DNI) under consultation.

/s/ Oscar Eduardo Salazar Chiappe

ID Card (DNI) 10866908 / Fingerprint

CONSULTED INFORMATION	CONSULTATION VERIFICATION

Operator: 09430050 – William Leoncio Cajas Bustamante	The information can be verified on line at: https://serviciosbiometricos.reniec.gob.pe/identification.do

Transaction Date: Sept. 26, 2017 09:07:51	Consultation Number: 0034128166

Entity: 10094300504 – CAJAS BUSTAMANTE WILLIAM LEONCIO